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                                                                                                                      Exhibit (e)(4)



 SERVICE REQUEST

                                                                                                          INCOME ADVANTAGE SELECT(R)
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                                                                                                              THE UNITED STATES LIFE
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INCOME ADVANTAGE SELECT(R) - FIXED OPTION                           MFS(R) Variable Insurance Trust
   . Division 242 - USL Declared Fixed Interest Account                 . Division 360/410-G - New Discovery
INCOME ADVANTAGE SELECT(R) - VARIABLE DIVISIONS                         . Division 359/409-G - Research
The Alger Portfolios                                                Neuberger Berman Advisers Management Trust
   . Division 342/392-G - Alger Capital Appreciation                    . Division 361/411-G - Mid Cap Growth
   . Division 341/391-G - Alger Mid Cap Growth                          . Division 445/438-G - Socially Responsive
American Century(R) Variable Portfolios, Inc.                       Oppenheimer Variable Account Funds
   . Division 343/393-G - Value                                         . Division 362/412-G - Capital Income
American Funds Insurance Series(R)                                      . Division 363/413-G - Global
   . Division 449/449-G - Asset Allocation(SM)                      PIMCO Variable Insurance Trust
   . Division 450/450-G - Global Growth(SM)                             . Division 367/417-G - CommodityRealReturn(R) Strategy
   . Division 451/451-G - Growth(SM)                                    . Division 446/439-G - Global Bond (Unhedged)
   . Division 452/452-G - Growth-Income(SM)                             . Division 365/415-G - Real Return
   . Division 453/453-G - High-Income Bond(SM)                          . Division 364/414-G - Short-Term
   . Division 454/454-G - International(SM)                             . Division 366/416-G - Total Return
Anchor Series Trust                                                 Pioneer Variable Contracts Trust
   . Division 455/455-G - Capital Appreciation                          . Division 368/418-G - Mid Cap Value
   . Division 456/456-G - Government and Quality Bond               Putnam Variable Trust
Dreyfus Variable Investment Fund                                        . Division 369/419-G - Diversified Income
   . Division 441/434-G - International Value                           . Division 447/448-G - Small Cap Value
Fidelity(R) Variable Insurance Products                             Seasons Series Trust
   . Division 348/398-G - Asset Manager                                 . Division 458/458-G - Mid Cap Value
   . Division 347/397-G - Contrafund(R)                             SunAmerica Series Trust
   . Division 345/395-G - Equity-Income                                 . Division 372/422-G - Aggressive Growth
   . Division 350/400-G - Freedom 2020                                  . Division 371/421-G - Balanced
   . Division 351/401-G - Freedom 2025                              VALIC Company I
   . Division 352/402-G - Freedom 2030                                  . Division 464/464-G - Dynamic Allocation
   . Division 346/396-G - Growth                                        . Division 459/459-G - Emerging Economies
   . Division 349/399-G - Mid Cap                                       . Division 460/460-G - Foreign Value
   . Division 457/457-G - Money Market                                  . Division 373/423-G - International Equities
Franklin Templeton Variable Insurance Products Trust                    . Division 374/424-G - Mid Cap Index
   . Division 356/406-G - Franklin Small Cap Value Securities           . Division 375/425-G - Money Market I
   . Division 354/404-G - Mutual Shares Securities                      . Division 376/426-G - Nasdaq-100(R) Index
Invesco Variable Insurance Funds                                        . Division 379/429-G - Science and Technology
   . Division 440/433-G - Invesco V.I. Global Real Estate               . Division 378/428-G - Small Cap Index
   . Division 382/432-G - Invesco V.I. Growth and Income                . Division 377/427-G - Stock Index
   . Division 340/390-G - Invesco V.I. International Growth         VALIC Company II
Janus Aspen Series                                                      . Division 461/461-G - Mid Cap Value
   . Division 358/408-G - Enterprise                                    . Division 462/462-G - Socially Responsible
   . Division 442/435-G - Forty                                         . Division 463/463-G - Strategic Bond
JPMorgan Insurance Trust                                            Vanguard(R) Variable Insurance Fund
   . Division 925/926-G - Core Bond                                     . Division 380/430-G - High Yield Bond
   . Division 443/436-G - International Equity                          . Division 381/431-G - REIT Index


AGLC103296-NY                                                            Rev0413
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
AMERICAN GENERAL                                                                                   VARIABLE UNIVERSAL LIFE INSURANCE
Life Companies                                                                                                       SERVICE REQUEST

                                                                                                COMPLETE AND RETURN THIS REQUEST TO:
                                                                                                  Variable Universal Life Operations
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK ("USL")                       PO Box 4880 . Houston, TX. 77210-4880
                                                       (800) 251-3720 or Hearing Impaired (TDD) (888) 436-5256 . Fax: (713) 620-6653


[ ] POLICY         1.POLICY #: ___________________________ Insured: ______________________________________________________
    IDENTIFICATION
COMPLETE THIS        Address: ________________________________________________________________________ New Address (yes) (no)
SECTION FOR
ALL REQUESTS.        Primary Owner (If other than an insured): ______________________________________________

                     Address: ________________________________________________________________________ New Address (yes) (no)

                     Primary Owner's S.S. No. or Tax l.D. No.__________________  Phone Number: (         ) __________ - ____________

                     Joint Owner (If applicable): __________________________________________________________

                     Address: ________________________________________________________________________ New Address (yes) (no)

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[ ] NAME CHANGE    2. Change Name Of: (Circle One) Insured   Owner   Payor   Beneficiary
Complete this
section if the name  Change Name From: (First, Middle, Last)                  Change Name To: (First, Middle, Last)
of one of the
Insured, Owner,      ____________________________________________________     ______________________________________________________
Payor or Beneficiary
has changed. (Please Reason for Change: (Circle One)   Marriage   Divorce     Correction   Other (Attach copy of legal proof)
note, this does not
change the Insured,
Owner, Payor or
Beneficiary
designation).

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[ ] CHANGE IN     3. INVESTMENT DIVISION                          PREM %  DED %  INVESTMENT DIVISION                    PREM % DED %
    ALLOCATION       (242) USL Declared Fixed Interest Account    _____  _____   MFS(R) Variable Insurance Trust
    PERCENTAGES      The Alger Portfolios                                        (360/410-G) New Discovery*             _____  _____
Use this section to  (342/392-G) Alger Capital Appreciation       _____  _____   (359/409-G) Research                   _____  _____
indicate how         (341/391-G) Alger Mid Cap Growth**           _____  _____   Neuberger Berman Advisers
premiums or monthly  American Century(R) Variable Portfolios, Inc.               Management Trust
deductions are to be (343/393-G) Value                            _____  _____   (361/411-G) Mid Cap Growth             _____  _____
allocated. Total     American Funds Insurance Series(R)                          (445/438-G) Socially Responsive**      _____  _____
allocation in each   (449/449-G) Asset Allocation(SM)             _____  _____   Oppenheimer Variable Account Funds
column must equal    (450/450-G) Global Growth(SM)*               _____  _____   (362/412-G) Capital Income**           _____  _____
100%; whole numbers  (451/451-G) Growth(SM)                       _____  _____   (363/413-G) Global*                    _____  _____
only.                (452/452-G) Growth-Income(SM)                _____  _____   PIMCO Variable Insurance Trust
                     (453/453-G) High-Income Bond(SM)             _____  _____   (367/417-G) CommodityRealReturn(R)
*If you have the     (454/454-G) International(SM)*               _____  _____               Strategy*                  _____  _____
Guaranteed Minimum   Anchor Series Trust                                         (446/439-G) Global Bond (Unhedged)     _____  _____
Withdrawal Benefit   (455/455-G) Capital Appreciation             _____  _____   (365/415-G) Real Return                _____  _____
(GMWB)Rider, this    (456/456-G) Government and Quality Bond      _____  _____   (364/414-G) Short-Term                 _____  _____
investment           Dreyfus Variable Investment Fund                            (366/416-G) Total Return               _____  _____
option is            (441/434-G) International Value**            _____  _____   Pioneer Variable Contracts Trust
designated           Fidelity(R) Variable Insurance Products                     (368/418-G) Mid Cap Value**            _____  _____
as a Restricted      (348/398-G) Asset Manager**                  _____  _____   Putnam Variable Trust
Fund.                (347/397-G) Contrafund(R)                    _____  _____   (369/419-G) Diversified Income**       _____  _____
                     (345/395-G) Equity-Income                    _____  _____   (447/448-G) Small Cap Value**          _____  _____
**These investment   (350/400-G) Freedom 2020**                   _____  _____   Seasons Series Trust
options are          (351/401-G) Freedom 2025**                   _____  _____   (458/458-G) Mid Cap Value              _____  _____
available only for   (352/402-G) Freedom 2030**                   _____  _____   SunAmerica Series Trust
owners whose         (346/396-G) Growth                           _____  _____   (372/422-G) Aggressive Growth**        _____  _____
policies were        (349/399-G) Mid Cap                          _____  _____   (371/421-G) Balanced                   _____  _____
effective            (457/457-G) Money Market                     _____  _____   VALIC Company I
before 5/1/13.       Franklin Templeton Variable Insurance                       (464/464-G) Dynamic Allocation         _____  _____
                     Products Trust                                              (459/459-G) Emerging Economies*        _____  _____
                     (356/406-G) Franklin Small Cap                              (460/460-G) Foreign Value*             _____  _____
                                 Value Securities*                _____  _____   (373/423-G) International Equities*    _____  _____
                     (354/404-G) Mutual Shares Securities         _____  _____   (374/424-G) Mid Cap Index              _____  _____
                     Invesco Variable Insurance Funds                            (375/425-G) Money Market I**           _____  _____
                     (440/433-G) Invesco V.I. Global Real Estate* _____  _____   (376/426-G) Nasdaq-100(R)Index         _____  _____
                     (382/432-G) Invesco V.I. Growth and Income   _____  _____   (379/429-G) Science and Technology*    _____  _____
                     (340/390-G) Invesco V.I. International                      (378/428-G) Small Cap Index*           _____  _____
                                 Growth*                          _____  _____   (377/427-G) Stock Index                _____  _____
                     Janus Aspen Series                                          VALIC Company II
                     (358/408-G) Enterprise                       _____  _____   (461/461-G) Mid Cap Value              _____  _____
                     (442/435-G) Forty                            _____  _____   (462/462-G) Socially Responsible       _____  _____
                     JPMorgan Insurance Trust                                    (463/463-G) Strategic Bond             _____  _____
                     (925/926-G) Core Bond                        _____  _____   Vanguard(R) Variable Insurance Fund
                     (443/436-G) International Equity*            _____  _____   (380/430-G) High Yield Bond**          _____  _____
                                                                                 (381/431-G) REIT Index**               _____  _____
                                                                                 Other:___________________              _____  _____
                                                                                                                         100%   100%

AGLC103296-NY                                                     Page 2 of 5                                                Rev0413
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[ ] MODE OF       4. Indicate frequency and premium amount desired: $_________ Annual   $_________ Semi-Annual   $________ Quarterly
    PREMIUM
    PAYMENT/BILLING                                                 $_________ Monthly (Bank Draft Only)
    METHOD CHANGE
Use this section to  Indicate billing method desired: ______ Direct Bill _______ Pre-Authorized Bank Draft
change the billing                                                               (attach a Bank Draft Authorization Form and "Void"
frequency and/or                                                                 Check)
method of premium
payment. Note,       Start Date: ______/ ______/ ________
however, that USL
will not bill you on
a direct monthly
basis. Refer to your
policy and its
related prospectus
for further
information
concerning minimum
premiums and billing
options.

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[ ] LOST POLICY   5. I/we hereby certify that the policy of insurance for the listed policy has been __ LOST __ DESTROYED __ OTHER.
    CERTIFICATE
Complete this        Unless I/we have directed cancellation of the policy, I/we request that a:
section if applying
for a Certificate of         ______Certificate of Insurance at no charge
Insurance or
duplicate policy to          ______Full duplicate policy at a charge of $25
replace a lost or
misplaced policy.   be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate policy to
If a full duplicate USL for cancellation.
policy is being     Day of the month for transfers____________ (Choose a day of the month between 1-28)
requested, a check  Frequency of transfers:______ Monthly ______ Quarterly ______ Semi-Annually ______ Annually
or money order for  DCA to be made from the following investment option:__________________________________
$25 payable to USL  Transfer: $________________________($100 minimum, whole dollars only)
must be submitted
with this request.

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[ ] DOLLAR COST   6. (242) AGL Declared Fixed Interest Account   $_________      MFS(R) Variable Insurance Trust
    AVERAGING (DCA)  The Alger Portfolios                                        (360) New Discovery                      $_________
    ($5,000 MINIMUM  (342) Alger Capital Appreciation            $_________      (359) Research                           $_________
    BEGINNING        (341) Alger Mid Cap Growth*                 $_________      Neuberger Berman Advisers
    ACCUMULATION     American Century(R) Variable Portfolios, Inc.               Management Trust
    VALUE)           (343) Value                                 $_________      (361) Mid Cap Growth                     $_________
An amount can be     American Funds Insurance Series(R)                          (445) Socially Responsive*               $_________
systematically       (449) Asset Allocation(SM)                  $_________      Oppenheimer Variable Account Funds
transferred from     (450) Global Growth(SM)                     $_________      (362) Capital Income*                    $_________
any one investment   (451) Growth(SM)                            $_________      (363) Global                             $_________
option and directed  (452) Growth-Income(SM)                     $_________      PIMCO Variable Insurance Trust
to one or more of    (453) High-Income Bond(SM)                  $_________      (367) CommodityRealReturn(R) Strategy    $_________
the investment       (454) International(SM)                     $_________      (446) Global Bond (Unhedged)             $_________
options below. The   Anchor Series Trust                                         (365) Real Return                        $_________
USL Declared Fixed   (455) Capital Appreciation                  $_________      (364) Short-Term                         $_________
Interest Account is  (456) Government and Quality Bond           $_________      (366) Total Return                       $_________
not available for    Dreyfus Variable Investment Fund                            Pioneer Variable Contracts Trust
DCA. Please refer to (441) International Value*                  $_________      (368) Mid Cap Value*                     $_________
the prospectus for   Fidelity(R) Variable Insurance Products                     Putnam Variable Trust
more information on  (348) Asset Manager*                        $_________      (369) Diversified Income*                $_________
the DCA option.      (347) Contrafund(R)                         $_________      (447) Small Cap Value*                   $_________
NOTE: DCA is not     (345) Equity-Income                         $_________      Seasons Series Trust
available if the     (350) Freedom 2020*                         $_________      (458) Mid Cap Value                      $_________
Automatic            (351) Freedom 2025*                         $_________      SunAmerica Series Trust
Rebalancing option   (352) Freedom 2030*                         $_________      (372) Aggressive Growth*                 $_________
or GMWB Rider have   (346) Growth                                $_________      (371) Balanced                           $_________
been chosen.         (349) Mid Cap                               $_________      VALIC Company I
                     (457) Money Market                          $_________      (464) Dynamic Allocation                 $_________
* These investment   Franklin Templeton Variable Insurance                       (459) Emerging Economies                 $_________
options are          Products Trust                                              (460) Foreign Value                      $_________
available only for   (356) Franklin Small Cap Value Securities   $_________      (373) International Equities             $_________
owners whose         (354) Mutual Shares Securities              $_________      (374) Mid Cap Index                      $_________
policies were        Invesco Variable Insurance Funds                            (375) Money Market I*                    $_________
effective before     (440) Invesco V.I. Global Real Estate       $_________      (376) Nasdaq-100(R) Index                $_________
5/1/13.              (382) Invesco V.I. Growth and Income        $_________      (379) Science and Technology             $_________
                     (340) Invesco V.I. International Growth     $_________      (378) Small Cap Index                    $_________
                     Janus Aspen Series                                          (377) Stock Index                        $_________
                     (358) Enterprise                            $_________      VALIC Company II
                     (442) Forty                                 $_________      (461) Mid Cap Value                      $_________
                     JPMorgan Insurance Trust                                    (462) Socially Responsible               $_________
                     (925) Core Bond                             $_________      (463) Strategic Bond                     $_________
                     (443) International Equity                  $_________      Vanguard(R) Variable Insurance Fund
                                                                                 (380) High Yield Bond*                   $_________
                                                                                 (381) REIT Index*                        $_________
                                                                                 Other: ____________________>>            $_________
                      ______ INITIAL HERE TO REVOKE DCA ELECTION.


AGLC103296-NY                                                   Page 3 of 5                                                  Rev0413
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[ ] AUTOMATIC     7. Indicate frequency: ______ Quarterly   ______ Semi-Annually   ______ Annually
    REBALANCING                     (DIVISION NAME OR NUMBER)                                 (DIVISION NAME OR NUMBER)
($5,000 minimum      ________% : ___________________________________________   _________% :_________________________________________
accumulation value)  ________% : ___________________________________________   _________% :_________________________________________
Use this section to  ________% : ___________________________________________   _________% :_________________________________________
apply for or make    ________% : ___________________________________________   _________% :_________________________________________
changes to Automatic ________% : ___________________________________________   _________% :_________________________________________
Rebalancing of the   ________% : ___________________________________________   _________% :_________________________________________
variable divisions.  ________% : ___________________________________________   _________% :_________________________________________
Please refer to the  ________% : ___________________________________________   _________% :_________________________________________
prospectus for more  ________% : ___________________________________________   _________% :_________________________________________
information on the   ________% : ___________________________________________   _________% :_________________________________________
Automatic            ________% : ___________________________________________   _________% :_________________________________________
Rebalancing Option.
Note: Automatic      _________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
Rebalancing is not
available if the
Dollar Cost
Averaging option has
been chosen.
Automatic
Rebalancing is
required if the GMWB
Rider has been
chosen.

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[ ] AUTHORIZATION 8. I (or we, if Joint Owners) hereby authorize USL to act on e-service instructions, if elected, to transfer
    FOR TRANSACTIONS values among the Variable Divisions and USL Declared Fixed Interest Account and to change allocations for
Complete this        future premium payments and monthly deductions.
section if you are
applying for or      Initial the designation you prefer:
revoking current     ______ Policy Owner(s) ONLY -- If Joint Owners, either one acting independently.
e-service            ______ Policy Owner(s) OR Agent/Registered Representative who is appointed to represent USL and the firm
privileges.                 authorized to service my policy.

                     USL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon e-service instructions received and acted on in good faith, including losses due to e-service communication errors. USL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to an e-service instruction, I will notify USL in writing within five working days from receipt of confirmation of the transaction from USL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by USL in its home office.

                     ______ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

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[ ] CORRECT AGE   9. Name of Insured for whom this correction is submitted: ____________________________________
Use this section to
correct the age of   Correct DOB: ________/________/________
any person covered
under this policy.
Proof of the correct
date of birth must
accompany this
request.

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[ ] TRANSFER OF  10.                                      (DIVISION NAME OR NUMBER)               (DIVISION NAME OR NUMBER)
    ACCUMULATED      Transfer $_______ or ______% from ____________________________________ to ____________________________________.
    VALUES
Use this section if  Transfer $_______ or ______% from ____________________________________ to ____________________________________.
you want to transfer
money between        Transfer $_______ or ______% from ____________________________________ to ____________________________________.
divisions. The
minimum amount for   Transfer $_______ or ______% from ____________________________________ to ____________________________________.
transfers is
$500.00. Withdrawals Transfer $_______ or ______% from ____________________________________ to ____________________________________.
from the USL
Declared Fixed       Transfer $_______ or ______% from ____________________________________ to ____________________________________.
Interest Account to
a Variable Division  Transfer $_______ or ______% from ____________________________________ to ____________________________________.
may only be made
within the 60 days   Transfer $_______ or ______% from ____________________________________ to ____________________________________.
after a policy
anniversary. See     Transfer $_______ or ______% from ____________________________________ to ____________________________________.
transfer limitations
outlined in          Transfer $_______ or ______% from ____________________________________ to ____________________________________.
prospectus. If a
transfer causes the
balance in any
division to drop
below $500, USL
reserves the right
to transfer the
remaining balance.
Amounts to be
transferred should
be indicated in
dollar or percentage
amounts, maintaining
consistency
throughout.


AGLC103296-NY                                                        Page 4 of 5                                             Rev0413
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[ ] REQUEST FOR  11. ________ I request a partial surrender of $ __________or ______% of the net cash surrender value.
    PARTIAL
    SURRENDER/       ________ I request a loan in the amount of $ ____________.
    POLICY LOAN
Use this section to  ________ I request the maximum loan amount available from my policy.
apply for a partial
surrender from or    Unless you direct otherwise below, proceeds are allocated according to the deduction allocation percentages in policy loan against  effect, if available; otherwise they are taken pro-rata from the USL Declared Fixed Interest Account and
policy values. For   Variable Divisions in use.
detailed information
concerning these two _______________________________________________________________________________________________________________
options please refer
to your policy and   _______________________________________________________________________________________________________________
its related
prospectus. If       _______________________________________________________________________________________________________________
applying for a
partial surrender,
be sure to complete
the Notice of
Withholding section
of this Service
Request in addition
to this section.

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[ ] NOTICE OF    12. The taxable portion of the distribution you receive from your variable universal life insurance policy is
    WITHHOLDING      subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of state
Complete this        income tax may also be required by your state of residence. You may elect not to have withholding apply by section if you have  checking the appropriate box below. If you elect not to have withholding apply to your distribution or if you
applied for a        do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur partial surrender in penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.
Section 11.
                     Check one: ______ I DO want income tax withheld from this distribution.

                                ______ I DO NOT want income tax withheld from this distribution.

                     IF NO ELECTION IS MADE, WE ARE REQUIRED TO WITHHOLD FEDERAL INCOME TAX (IF APPLICABLE).

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[ ] ELECTRONIC   13. American General Life Insurance Company ("AGL") is capable of providing contract and investment option
    DELIVERY         prospectuses, supplements, statements of additional information, and reports via e-mail.  In order to deliver
    CONSENT          these documents via e-mail, we must obtain your consent to this type of delivery format.

                     This consent authorizes AGL, with respect to AGL's variable universal life insurance policies, to deliver the
Complete this        following communications via e-mail:
section for
electronic delivery       . Contract prospectuses and supplements
of documents.             . Investment option prospectuses and supplements
                          . Statements of additional information
                          . Annual and semi-annual investment option reports

                     This consent to delivery by e-mail has no expiration date. You may change or cancel your consent at any time by writing to us at American General Life Insurance Company, P.O. Box 4880, Houston, Texas 77210-4880, Attn:
                     Policy Owner Services. You may also receive a paper copy of any communication at no additional charge by writing to us at the above address.

                     In order to participate in this delivery method, you must have access to the following:

                          .>>Browser software, such as Microsoft Internet Explorer, or equivalent
                           >>Communication access to the Internet

                     Should you wish to print materials that have been delivered via e-mail, you must also have access to a printer.
                     Materials will be published using Portable Document Format (PDF).  In order to view PDF documents, you must have Adobe Acrobat Reader software, which is available for download free-of-charge from
                     http://www.adobe.com/products/acrobat/readstep2.html.

                     We reserve the right to mail paper copies instead of providing electronic delivery. In the event that e-mail delivery is unsuccessful, we will mail paper copies.  You must notify us every time you change your e-mail address.

                     Your e-mail address will be used solely for AGL's database management regarding the electronic delivery of the communications listed above.  Your e-mail address will not be sold or distributed to third parties.

                     By signing this consent, I acknowledge that I have read and understand all of the above-mentioned terms and conditions of this enrollment.

                     I consent to receive electronic delivery of the documents specified above.
                     _______________________    ___________________________________________________________________________________
                        Initials of Owner           Please provide your e-mail address

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                     ---------------------------------------------------------------------------------------------------------------
[ ] AFFIRMATION/ 14. CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS FORM IS MY CORRECT
    SIGNATURE        TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING UNDER SECTION 3406(A)(1)(C)
Complete this        OF THE INTERNAL REVENUE CODE. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
section for ALL      THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.
requests.            ---------------------------------------------------------------------------------------------------------------

                     Dated at _______________________________ this _________ day of ____________________________, _________________.
                              (City, State)


                     X                                                      X
                     ----------------------------------------------------   --------------------------------------------------------
                      SIGNATURE OF OWNER                                     SIGNATURE OF WITNESS


                     X                                                      X
                     ----------------------------------------------------   --------------------------------------------------------
                      SIGNATURE OF JOINT OWNER                               SIGNATURE OF WITNESS


                     X                                                      X
                     ----------------------------------------------------   --------------------------------------------------------
                      SIGNATURE OF ASSIGNEE                                  SIGNATURE OF WITNESS


AGLC103296-NY                                                Page 5 of 5                                                     Rev0413
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